UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2018

VECTOR THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-214306	81-2723728
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

85 Broad Street, 27 Floor, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 201-6586763

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry Into a Material Definitive Agreement.

(a)	Employment Agreement with Dr. Daniel Teper

On October 15, 2018 Vector Therapeutics, Inc., (the “Company”) entered into an employment agreement (the “Employment Agreement”) with Dr. Daniel Tepper, Chairman and Chief Executive Officer. Pursuant to the terms of the Employment Agreement. Dr. Daniel Teper shall receive a base salary of four hundred eighty thousand dollars ($480,000) per annum, subject to annual review. Dr. Teper is also eligible to receive an annual bonus of up to 75% of the base salary, upon the achievement of goals based on performance indicators specified by the Board of Directors. Dr. Teper will also receive upon execution of the Employment Agreement 500,000 shares of the Company’s common stock and a grant of 600,000 shares of the Company’s common Stock, with a quarterly vesting, with the first 50,000 Company Shares vesting on November 30, 2018 and 50,000 Company Shares vesting on the last day of each three-month period thereafter. Subject to the approval by the Board of Directors of the Company, Dr. Teper shall be eligible to receive, simultaneous with receipt of the cash bonus, options to purchase a number of shares of the Company’s common stock.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Employment Agreement, which is filed as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

(b)	Consulting Agreement with Mr. Alexandre Mencik

On November 7, 2018, the Company entered into a Consulting Services Agreement, dated November 7, 2018 and effective November 1, 2018 (the “Consulting Agreement”). Pursuant to the terms of the Consulting Agreement, Mr. Mencik shall serve as Chief Business Officer and General Counsel to the company and receive a fixed yearly compensation of three hundred fifty thousand dollars ($350,000), payable monthly, subject to annual increase. Mr. Mencik is also eligible to receive an annual bonus of up to 50% of the above fixed yearly compensation, upon the achievement of goals based on performance indicators as determined by the Board of Directors. Mr. Mencik will also receive immediately 400,000 shares of the Company’s Common Stock and a grant of 300,000 Company Shares of Common Stock, with a quarterly vesting, with the first 25,000 Company Shares vesting on November 30, 2018 and 25,000 Company Shares vesting on the last day of each three month period thereafter. Subject to the Company’s approval, Mr. Mencik shall be eligible to receive, simultaneous with receipt of the cash bonus, options to purchase a number of shares of the Company’s common stock.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Consulting Agreement, which is filed as Exhibit 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Alexandre Mencik, JD, LLM, is an entrepreneur and a senior global biopharma executive. He is the Chief Business Officer of VectorLab, a life science company he created with well-known entrepreneurs, an Independent Consultant and a Board member. Mr. Mencik served during 12 years as Executive Director and Associate General Counsel of Amgen, where he was a member of regional management teams, served the strategic policy, legal/compliance and regulatory needs of the firm (across 35 countries, including the US), managed a team and represented Amgen before global and regional trade associations. Previously, Alexandre was a Senior Associate in international law firms. He represented clients involved in the life sciences sector and regulated industries. He has also served in the European Commission as Advisor. Alexandre received his JD, magna cum laude, from the University of Louvain (UCL) in Belgium and an LLM from McGill University in Canada.

Except with respect to Item 1.01 above, which is incorporated by reference herein, no other arrangement or contract has been entered into by the Company and Mr. Mencik. There are no family relationships between Mr. Mencik and any director or executive officer of the Company.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 8, 2018, the Company filed a Certificate of Amendment of the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effect a 1-for-200 reverse stock split (the « Reverse Stock Split ») of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). On September6, 2018, the Company filed a Certificate of Correction to the Certificate of Amendment with the Secretary of State of the State of Delaware correcting a clearical error that mis-stated the treatment of fractional shares.

No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation in lieu of such fractional shares upon the submission of a transmittal letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s old certificates, in an amount equal to such fractional share multiplied by $.001 rounded up to the nearest $.01.

The foregoing description of the Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Certificate of Correction, which is filed as Exhibit 3.04 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.04	Form of Certificate of Correction filed with the Secretary of State of the State of Delaware on September 6, 2018.

10.11	Form of Employment Agreement between the Vector Therapeutics, Inc. and Daniel Teper dated October 15, 2018.

10.12	Form of Consulting Agreement between the Vector Therapeutics, Inc. and Daniel Teper dated November 7, 2018.

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SIGNATURES

November 8, 2018	Vector Therapeutics, Inc.

	By:	/s/ Daniel Teper
	Name:	Daniel Teper
	Title:	Chief Executive Officer

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